                                                                    EXHIBIT 99.7

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[312,231,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-2

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               FEBRUARY [27], 2006

                              [MERRILL LYNCH LOGO]

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

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TOTAL

                                AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                   NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                    MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ORIGINAL    FULL   PERCENT
                     LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      CLTV      DOC      IO
                   ---------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Has Silent Second      1,965  $386,758,180      66.00%    7.255%       644     $196,824    78.09%    99.25%   78.10%  34.03%
No Silent Second       1,135  $199,234,166      34.00%    7.742%       623     $175,537    82.00%    82.00%   92.35%  28.06%
TOTAL:                 3,100  $585,992,346     100.00%    7.421%       637     $189,030    79.42%    93.39%   82.95%  32.00%

GROUP I

                                AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                   NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                    MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ORIGINAL    FULL   PERCENT
                     LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      CLTV      DOC      IO
                   ---------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Has Silent Second      1,090  $153,108,096      51.47%    7.290%       634     $140,466    78.32%    99.28%   89.64%  29.32%
No Silent Second         868  $135,432,256      45.53%    7.865%       618     $156,028    81.56%    81.56%   92.54%  24.90%
TOTAL:                 1,958  $288,540,352     100.00%    7.560%       626     $147,365    79.85%    90.97%   91.00%  27.24%

GROUP II

                                AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                   NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                    MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ORIGINAL    FULL   PERCENT
                     LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      CLTV      DOC      IO
                   ---------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Has Silent Second        875  $233,650,085      78.55%    7.233%       651     $267,029    77.93%    99.23%   70.54%  37.12%
No Silent Second         267   $63,801,910      21.45%    7.480%       634     $238,958    82.94%    82.96%   91.96%  34.78%
TOTAL:                 1,142  $297,451,995     100.00%    7.286%       648     $260,466    79.00%    95.74%   75.13%  36.62%